UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 3, 2026, Dominion Energy, Inc. (Dominion Energy) held a special meeting of shareholders (the Special Meeting) to consider and vote upon certain matters related to the proposed merger with NextEra Energy, Inc. (NextEra Energy) contemplated by the Agreement and Plan of Merger, dated as of May 15, 2026 (the Merger Agreement), by and among Dominion Energy, NextEra Energy, WG Development Corp., a wholly owned subsidiary of NextEra Energy, and CS Holdco, LLC, a wholly owned subsidiary of NextEra Energy, and the related plans of merger. Results of proposals presented for voting, as certified by the independent inspector of elections, are set forth below. There were no recorded broker non-votes on any of the proposals presented for voting. As reflected below, all proposals presented for voting at the Special Meeting were approved.

The proposal to approve the Merger Agreement and the first plan of merger (such merger as described further in the Merger Agreement, the First Merger, and such proposal, the Merger Proposal) was voted on as follows:

Votes For	Votes Against	Votes Abstained
671,317,253	8,566,156	2,185,104

The proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Dominion Energy’s named executive officers in connection with the First Merger was voted on as follows:

Votes For	Votes Against	Votes Abstained
392,021,223	287,047,146	3,000,144

The proposal to approve the adjournment of the special meeting to solicit additional proxies if there is a quorum present and there are not sufficient votes at the time of the special meeting to approve the Merger Proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to Dominion Energy shareholders was voted on as follows:

Votes For	Votes Against	Votes Abstained
625,245,320	54,957,596	1,865,597

Given that the Merger Proposal was approved, no adjournment of the Special Meeting was necessary and, accordingly, the meeting was not adjourned and proceeded to conclusion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carlos M. Brown
Carlos M. Brown
Executive Vice President, Chief Administrative and Projects Officer and Corporate Secretary President – Dominion Energy Services

Date: September 3, 2026